UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2006

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2231986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 18, 2006, Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), the parent company of Prosperity Bank, El Campo, Texas, and Texas United Bancshares, Inc., a Texas corporation (“Texas United”), the parent company of State Bank, Gateway National Bank, GNB Financial, n.a. and Northwest Bank, entered into an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Texas United will merge with and into Prosperity.

Under the terms of the Agreement, Texas United shareholders will receive one share of Prosperity common stock for each share of Texas United common stock held, subject to adjustment as described in the Agreement. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the shareholders of Texas United and Prosperity. The merger is currently expected to be completed in the first quarter of 2007.

The joint news release announcing the transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On July 19, 2006, Prosperity posted on its website a slide presentation to investors related to its proposed business combination with Texas United. The slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. Prosperity is not undertaking to update this presentation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization by and between Prosperity Bancshares, Inc. and Texas United Bancshares, Inc. dated as of July 18, 2006.

99.1	Joint News Release issued by Prosperity Bancshares, Inc. and Texas United Bancshares, Inc. dated July 19, 2006.

99.2	Investor Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: July 19, 2006	By:	/s/ James D. Rollins III
James D. Rollins III
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization by and between Prosperity Bancshares, Inc. and Texas United Bancshares, Inc. dated as of July 18, 2006.

99.1	Joint News Release issued by Prosperity Bancshares, Inc. and Texas United Bancshares, Inc. dated July 19, 2006.

99.2	Investor Slide Presentation